The date of this supplement is March 1, 2003.

C10-041 3/1/03

T. Rowe Price Summit Municipal Funds, Inc.

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

Supplement to prospectus dated March 1, 2003

The following was inadvertently omitted from page 33 of the funds` prospectus.

  Swaps (bond funds)  The funds may enter into interest rate, index, total return, and credit swap agreements. The funds may also enter into options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; to enhance income or total return; to protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

  There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.

  Operating policies  The funds will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.